UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported): June 28, 2006
Mercator Partners Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51211	202096338
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of incorporation)		Identification No.)
11911 Freedom Drive, Suite 590
Reston, VA 20190

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (703) 995-5534
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

EXPLANATORY NOTE
     This amendment to the current report on Form 8-K originally filed by Mercator Partners Acquisition Corp. on June 28, 2006 is being filed to correct a formatting error that appeared on page 30 of the slide show presentation referred to in, and attached as Exhibit 99.1 to, the Form 8-K. The previously filed current report on Form 8-K is set forth below, with the corrected slide show presentation attached as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure.
      In connection with the proposed acquisitions (collectively, the “Acquisition”) by Mercator Partners Acquisition Corp. (the “Company”) of Global Internetworking, Inc. (“GII”) and European Telecommunications & Technology, Ltd. (“ETT”), as described in the current report on Form 8-K filed by the Company on May 26, 2006 and in the registration statement on Form S-4 filed by the Company on June 21, 2006 (the “Registration Statement”), the Company plans to hold presentations for certain of its stockholders. At such presentations, the slide show presentation attached to this current report on Form 8-K as Exhibit 99.1 will be distributed to participants.
      Stockholders of the Company, and other interested persons, are advised to read the Company’s preliminary proxy statement/prospectus included in the Registration Statement and, when available, the definitive proxy statement/prospectus, which contain important information about the Company, GII, ETT and the proposed Acquisition, including detailed risk factors. The preliminary proxy statement/prospectus and other documents filed by the Company are available free of charge at the Securities and Exchange Commission’s website at http://www.sec.gov, or by directing a request to Mercator Partners Acquisition Corp., 11911 Freedom Drive, Suite 590, Reston, Virginia 20190, Attention: Rhodric Hackman.
      The Company and its directors and executive officers may be deemed to be participating in the solicitation of proxies in respect of the proposed Acquisition. Information about the Company and the Company’s directors and executive officers is available in the Company's annual report on Form 10-K for the year ended December 31, 2005, as amended, filed with the Securities and Exchange Commission on April 10, 2006. Other information regarding the participants in the solicitation is set forth in the preliminary proxy statement/prospectus included in the Registration Statement.
      Information contained in the preliminary proxy statement/prospectus is not complete and may be changed, and that document is not an offer to sell or a solicitation of an offer to buy securities in any state or jurisdiction where the offer or sale is not permitted. No such sales may be made until the registration statement is effective.
Item 8.01 Other Events.
      The information set forth under Item 7.01 above is incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

99.1	Slide Show Presentation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCATOR PARTNERS ACQUISITION CORP.

Date: June 30, 2006	By:	/s/ Rhodric C. Hackman

Rhodric C. Hackman
President

EXHIBIT INDEX

Exhibit No.	Document

99.1	Slide Show Presentation